UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2011

American Energy Fields, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152023	26 - 1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3266 W. Galveston Drive #101 Apache Junction, AZ	85120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 288-6530

_____________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

AMERICAN ENERGY FIELDS, INC.

TABLE OF CONTENTS

		Page
Item 1.01	Entry Into a Material Definitive Agreement	3
Item 3.02	Unregistered Sale of Equity Securities	3
Item 9.01	Financial Statements and Exhibits	3

Item 1.01  Entry into a Material Definitive Agreement.

On March 17, 2011, we entered into Membership Interests Sale Agreements with Prospect Uranium Inc., a Nevada corporation (“Prospect”) and Gordon R. Haworth (“Haworth”) for the purchase of 51.35549% and 24.32225% of the membership interests of Secure Energy LLC, a North Dakota limited liability company (“Secure Energy”).

The Company paid $60,000 cash and issued 2,725,000 shares of the Company’s restricted common stock, par value $0.0001 per share (“Common Stock”) to Prospect and assumed certain obligations and liabilities of Prospect in the approximate amount of $80,000, and issued 975,000 shares of restricted Common Stock to Haworth.

All shares of restricted stock are subject to a 24-month lockup agreement with certain “leak-out” provisions permitting the sale or transfer of up to 12.5% (462,500 shares) of the initially issued shares per calendar quarter and additional sales or transfers, on any day on which the Common Stock is reported to have a trading volume greater than 100,000 shares and a price greater than $1.00 on its principal market, up to 12.5% of the trading volume, as reported immediately prior to the sale or transfer of the shares on such day of sale or transfer.

Secure Energy’s current assets include the following:

1.	Data package including historical exploration data including drill logs, surface samples, maps, reports and other information on various uranium prospects in North Dakota.

2.
Uranium Lease Agreement with Robert Petri, Jr. and Michelle Petri dated June 28, 2007.  Location: Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 30: Lots 1 (37.99), 2 (38.13), 3 (38.27), 4 (38.41) and E1/2 W1/2 and SE 1/4.

3.
Uranium Lease Agreement with Robert W. Petri and Dorothy Petri dated June 28, 2007.  Location: Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 30: Lots 1 (37.99), 2 (38.13), 3 (38.27), 4 (38.41) and E1/2 W1/2 and SE 1/4.

4.
Uranium Lease Agreement with Mark E. Schmidt dated November 23, 2007.  Location: Township 134 North, Range 100 West of the Fifth Principal Meridian.  Sec. 31: Lots 1 (38.50), 2 (38.54), 3 (38.58), 4 (38.62) and E1/2 W1/2, W1/2NE1/4, SE 1/4.

Item 3.02  Unregistered Sales of Equity Securities.

As described in Item 1.01 above, which information that is required to be disclosed under this Item 3.02 is hereby incorporated by reference into this Item, in connection with the Membership Interests Sale Agreements the Company issued and sold an aggregate of 3,700,000 shares of restricted Common Stock (the “Shares”), which are subject to a 24-month lockup agreement with certain “leak-out” provisions.  The Shares were all sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) and corresponding provisions of state securities laws.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

10.1	LLC Membership Interests Sale Agreement, dated March 17, 2011, by and between American Energy Fields, Inc. and Prospect Uranium Inc.
10.2	LLC Membership Interests Sale Agreement, dated March 17, 2011, by and among American Energy Fields, Inc., ND Energy Inc., and Gordon R. Haworth.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ENERGY FIELDS, INC.

Date: March 23, 2011	By:	/s/ Joshua Bleak
Name: Joshua Bleak
Title: President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	LLC Membership Interests Sale Agreement, dated March 17, 2011, by and between American Energy Fields, Inc. and Prospect Uranium Inc.
10.2	LLC Membership Interests Sale Agreement, dated March 17, 2011, by and among American Energy Fields, Inc., ND Energy Inc., and Gordon R. Haworth.
99.1	Press Release